FCF Advisors	FCF US QUALITY ETF (TTAC) (formerly, TrimTabs U.S. Free Cash Flow Quality ETF)
Summary Prospectus | November 29, 2021 | Cboe BZX Exchange, Inc.
Before you invest, you may want to review the FCF US Quality ETF's (the "Fund") Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. The current Prospectus and SAI dated November 29, 2021, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, recent reports to shareholders, and other information about the Fund online at www.fcf-funds.com/TTAC. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.
Investment Objective
The FCF US Quality ETF (the “Fund”) seeks to generate long-term returns in excess of the total return of the Russell 3000® Index (the “Index”), with less volatility than the Index.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Shares, which are not reflected in the table or example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee[1]	0.59%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%

1. The management fee is structured as a “unified fee,” pursuant to which the Fund’s investment adviser pays all expenses of the Fund, except for the management fee, payments under the Fund’s Rule 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% per year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$60	$189	$329	$738
Portfolio Turnover
The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended July 31, 2021, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”). To pursue its investment objective, the Fund invests, under normal market circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies from the United States. The Fund considers an issuer to be from the United States if: (i) its securities are organized under the laws of the United States or the issuer maintains its principal place of business in the United States; (ii) its securities are traded principally in the United States; or (iii) during the issuer's most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States or has at least 50% of its assets in the United States. The Fund seeks to invest in stocks of any market capitalization that have fundamental characteristics, which FCF Advisors LLC (the “Adviser”) believes are associated with superior long-term performance, based on the extensive historical research of the Adviser.
The Adviser utilizes proprietary, systematic stock selection models (the “Systematic Models”), which are based on the Adviser’s research and analysis, to select securities eligible for inclusion in the Fund’s portfolio. The Systematic Models evaluate securities included in the Index and rank them based on proprietary measures of free cash flow, which represents the cash that a company is able to generate after accounting for capital expenditures. The top decile of securities ranked are intended to represent the companies with the strongest proprietary free cash flow rankings.
Under normal market circumstances, approximately 150 of the highest ranked securities are selected by the Systematic Models and reweighted to create a modified market capitalization, log weighted portfolio, which allows for increased exposure to companies with the strongest proprietary free cash flow rankings while enhancing issuer diversification, as compared to a market capitalization weighted portfolio. The final basket of securities selected by the Systematic Models is then given an aggregate environmental, social and governance (“ESG”) rating based on the weighted average score of all securities comprising the portfolio (the “Portfolio ESG Score”). If the Portfolio ESG Score does not satisfy any of the following criteria (the “ESG Criteria”), which are based on third-party research, then the Adviser will remove individual securities from the portfolio until the Portfolio ESG Score satisfies all three criteria: (i) the ESG risk rank is above “average”; (ii) the individual environmental risk score, social risk score, and governance risk score are in the top 10%; and (iii) the carbon risk score is in the top 10%. A high ESG rating is intended to imply a lower ESG risk.
The Adviser will primarily place trades for the Fund’s portfolio based on information received from the Systematic Models, but will generally utilize its own discretion to:
a) screen out companies with an extreme rise in shares count and/or increase in leverage;
b) screen out individual securities if the Portfolio ESG Score does not satisfy any of the ESG
Criteria, as discussed above;

c) reserve the ability to raise cash during abnormal market conditions; and
d) perform other active trades for securities with significant events and/or corporate actions.
While the Systematic Models are run on a daily basis, they typically update on a quarterly basis after companies report their quarterly earnings and balance sheet data. Accordingly, the Adviser will generally trade the Fund’s assets more actively on a quarterly basis, after the Systematic Models are updated, although the Adviser maintains full discretion to modify the Fund’s portfolio, subject to the oversight and supervision of the Board of Trustees of the Trust (the “Board”), at any time.
Because the consideration of ESG ratings is just one component of the Adviser’s overall investment process, which primarily targets securities with the strongest proprietary free cash flow rankings, the Adviser may still invest the Fund’s assets in securities of issuers with high ESG risk profiles. The ESG factors on which the Portfolio ESG Score is based may change over time, and one or more factors may not be relevant with respect to all securities eligible for investment by the Fund.

The Fund can use derivative instruments, including exchange-traded futures contracts, to seek to protect the Fund's current or intended investments from broad fluctuations in securities prices.
From time to time the Fund may focus its investment (i.e., invest more than 15% of its total assets) in one or more particular sectors. As of September 30, 2021, the Fund focuses its investments in the technology sector.
Principal Risks
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund.
Geographic Region Risk. Because the Fund invests a significant portion of its assets in the U.S., the Fund will generally have more exposure to economic risks affecting the U.S. In the event of economic or political turmoil or a deterioration of diplomatic relations in the U.S., the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments. Adverse conditions in other countries whose economies appear to be unrelated can also adversely affect the Fund’s U.S. investments.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Sector Focus Risk. To the extent that the Fund’s investments are focused on a particular sector, the Fund is subject to loss due to adverse occurrences that may affect that sector. Focusing on a particular sector could increase the Fund’s volatility over the short term.
Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often, small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. Small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.
Derivatives Risk. A derivative instrument derives its value from an underlying security, currency, commodity, interest rate, index or other asset (collectively, “underlying asset”). The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with investing directly in the underlying assets, including counterparty, leverage and liquidity risks. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful.

• Futures Contracts Risk. Exchange-traded futures contracts are a type of derivative, which call for the future delivery of an asset, or cash settlement, at a certain stated price on a specified future date. Futures contracts involve the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s NAV.

Management Risk. The Fund is actively managed using proprietary Systematic Models. There can be no guarantee that the Fund will achieve its investment objective or that the Systematic Models will produce the intended results. The Fund may be adversely affected by imperfections, errors or limitations in the construction or implementation of the Systematic Models and/or the Adviser's ability to monitor and timely adjust the metrics or update the data or features underlying the Systematic Models. Any of these factors could result in the Fund underperforming comparable investment vehicles.
ESG Evaluation Risk. The ESG factors utilized in rating the Fund’s portfolio and individual securities may vary across eligible investments and issuers, and not every ESG factor may be identified or evaluated by the Adviser. The Fund’s portfolio will not be solely based on ESG considerations and, therefore, the issuers in which the Fund invests may not be considered ESG-focused issuers. In addition,because individual securities are only excluded from the Fund’s portfolio based on their ESG rating if the Portfolio ESG Score fails to satisfy the ESG Criteria, the Fund will likely invest in securities that, individually, would not satisfy the ESG Criteria. The evaluation of ESG ratings may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The Fund may underperform other funds that do not assess an issuer’s ESG rating or that use a different methodology or different factors to determine a security’s or an entire portfolio’s ESG rating. Information used by the Adviser to evaluate the ESG rating of the Fund’s portfolio or any individual security may not be readily available, complete or accurate, and may vary across providers and issuers, as ESG is not a uniformly defined characteristic. There is no guarantee that screening the Fund’s portfolio or individual securities based on their ESG ratings will increase the Fund’s performance.

Market Events Risk. The value of securities in the Fund's portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund's control, including the quality of the Fund's investments, economic conditions, adverse investor sentiment, lower demand for a company's goods or services, and general market conditions. In a declining market, the prices for all securities (including those in the Fund's portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund, its investments and the trading of its Shares. For example, an outbreak of an infectious respiratory illness, COVID-19, has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and has heightened pre-existing political, social and economic concerns. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund's ability to purchase or sell securities or cause increased premiums or discounts to the Fund's net asset value ("NAV"). The ongoing effects of COVID-19, and the length of its impact on the Fund or its investments, are unpredictable.
ETF Risk. As an ETF, the Fund is subject to the following risks:
•Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV and possibly face delisting.
•Flash Crash Risk. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.
•Large Shareholder Risk. Certain shareholders, including the Adviser or an affiliate of the Adviser, or groups of related shareholders, such as those investing through one or more model portfolios, may own a substantial amount of the Shares. The disposition of Shares by large shareholders resulting in redemptions through or by APs, could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.
•Premium-Discount Risk. Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. The market prices of Shares will generally fluctuate in accordance with changes in NAV, changes in the relative supply of, and demand for, Shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.

•Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year as of December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.fcf-funds.com.
Calendar Year Total Returns
For the year-to-date period ended September 30, 2021, the Fund’s total return was 16.82%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 22.22% for the quarter ended June 30, 2020, and the lowest quarterly return was -21.87% for the quarter ended March 31, 2020.
Average Annual Total Returns
For the Period Ended December 31, 2020

FCF US Quality ETF		Since Inception (9/27/2016)
Return Before Taxes	18.06%	16.19%
Return After Taxes on Distributions	17.95%	16.04%
Return After Taxes on Distributions and Sale of Shares	10.77%	12.96%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	20.89%	16.30%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares, a tax deduction is provided that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-advantaged arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

Investment Adviser
FCF Advisors LLC (formerly known as TrimTabs Asset Management, LLC) serves as the investment adviser of the Fund.
Portfolio Managers
Bob Shea and Vince (Qijun) Chen are the Fund’s portfolio managers. Mr. Shea has served as the Fund’s portfolio manager since January 2021 and is also CEO, Chief Investment Officer and Portfolio Manager of the Adviser. Mr. Chen has served as the Fund’s portfolio manager since January 2021 and is also Senior Quantitative Analyst and Portfolio Manager of the Adviser.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.fcf-funds.com.
Tax Information
Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions reported by the Fund as “capital gain dividends” are taxed to you as long-term capital gains, and distributions may also be subject to state and/or local taxes. Fund distributions generally are not taxable to you if you are investing through a tax-advantaged retirement plan account or you are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.
Purchases Through Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.